Exhibit h(iv)  under Form N-1A
                                            Exhibit 10 under Item 601/Reg. S-K
Amendment #1 to Exhibit 1
Shareholder Services Plan

      Independence One Prime Money Market Fund
            Class K Shares (redesignated 10/1/99)           May 1, 1995
      Independence One Equity Plus Fund
            Class B Shares                                  October 1, 1999
      Independence One U.S. Government Securities Fund
            Class B Shares                                  October 1, 1999

As revised:  10/1/99

Amendment #2 to Exhibit 1
Shareholder Services Plan

      Independence One Prime Money Market Fund
            Class K Shares (redesignated 10/1/99)           May 1, 1995
      Independence One Equity Plus Fund
            Class B Shares                                  October 1, 1999
      Independence One U.S. Government Securities Fund
            Class B Shares                                  October 1, 1999
      Independence One Fixed Income Fund
            Class B Shares

As revised:  3/1/00